 CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, David J. Schoenwald, Principal Executive Officer of New Alternatives Fund,
Inc., certify that:

     1.   The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
          Act of 1934, as amended; and
     2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 23, 2005                             /s/ David J. Schoenwald
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                                                   David J. Schoenwald
                                                   Principal Executive Officer

I, David J. Schoenwald, Principal Financial Officer of New Alternatives Fund,
Inc., certify that:

     1.   The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
          Act of 1934, as amended; and
     2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 23, 2005                             /s/ David J. Schoenwald
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                                                   David J. Schoenwald
                                                   Principal Financial Officer